UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 15, 2007

iGATE Corporation

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania

(State or Other Jurisdiction of Incorporation)

000-21755	25-1802235
(Commission File Number)	(IRS Employer Identification No.)

1000 Commerce Drive, Suite 500 Pittsburgh PA	15275
(Address of Principal Executive Offices)	(Zip Code)

(412) 506-1131

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 14, 2007, iGate Corporation (“iGate”) issued a press release (the “Press Release”) announcing that, following an Extraordinary General Meeting of the shareholders of its offshore subsidiary, iGATE Global Solutions, Ltd. (“iGS”) held on November 13, 2007, the iGS shareholders have approved the delisting of iGS from the Bombay Stock Exchange, the National Stock Exchange, and the Bangalore Stock Exchange. The delisting transaction is expected to be consummated by December 31, 2007.

The delisting transaction is subject to regulatory approval. In addition, iGate reserves the right not to effect the delisting if the purchase price for the publicly held shares of iGS is not acceptable to its Board of Directors.

The Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release From iGate Corporation, dated November 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iGATE CORPORATION

By:	/s/ Michael Zugay
Name:	Michael Zugay
Title:	Senior Vice President, Chief Financial Officer

November 15, 2007

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release From iGate Corporation, dated November 14, 2007.

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